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Exhibit 99.1

Press Release

For Immediate Release	Investor Relations Contact: Calvin Fudge NEON Systems, Inc. (281) 491-4200 (U.S.) calvin.fudge@neonsys.com

NEON SYSTEMS ACQUIRES CLIENTSOFT AND SOLIDIFIES
LEADERSHIP IN MAINFRAME WEB SERVICES MARKET

Acquisition Reinforces NEON's Vision to Become The Leader in Mainframe Integration

SUGAR LAND, TX (December 14, 2004)—NEON Systems, Inc. (Nasdaq: NEON) today announced it has acquired ClientSoft Inc., a privately-held mainframe integration software vendor based in Miami, Florida, known for its leadership in secure, high-performance legacy integration solutions for Microsoft.NET, Java and Web services environments. ClientSoft introduced the industry's first mainframe Web services solution in December 2001 and is acknowledged by most major industry research firms as the category leader in mainframe Web services.

        NEON's acquisition of ClientSoft brings together two of the industry-leading mainframe Web services products, ClientSoft's ServiceBuilder and NEON's Shadow z/Services, providing customers and prospective customers with the most robust set of solutions to support Service-Oriented Architectures (SOA) and composite application development. Having already established itself as a leader in real-time business event management with its Shadow z/Events product, the company now has a clear technological advantage over its competitors with the most advanced and complete unified platform for mainframe integration. The ability to support high value Services and Events is considered an essential requirement for underpinning the real-time enterprise architectures being developed by major business and government organizations. The combination of the collective vision, knowledge, leadership, industry expertise, management and quality employees of NEON Systems, ClientSoft and InnerAccess (acquired July 2004) is unmatched by our competitors and will accelerate the introductions of customer-driven solutions and leading edge technology.

ACQUISITION OVERVIEW

        According to NEON's management, the acquisition will:

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  Combine the proven capabilities of the acknowledged leader in mainframe Web services to NEON's existing Web services capability, providing the most complete, market-tested

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NEON ACQUIRES CLIENTSOFT/add 1

    solution for customers to re-purpose mainframe application logic or screens to rapidly support new business requirements

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  Provide NEON's existing 300 mainframe integration customers with immediate access to an expanded range of industry-leading Web services and consulting services

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  Add an additional 180 high-quality customers to NEON's roster, expanding its ability to cross-sell Shadow technology supporting real-time event integration and SQL access to mainframe datasources

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  Expand NEON's Professional Services organization with the deepest and most experienced mainframe Web services expertise in the market

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  Add seamless integration capabilities for Microsoft.NET to NEON's existing expertise with J2EE compliant application development environments

        "ClientSoft brings an impressive roster of talent, technology and customers to NEON which, when coupled with its recognized leadership in the mainframe Web services market, reinforces NEON's vision of becoming the leading independent vendor for mainframe integration software and services," said Mark J. Cresswell, President and CEO, NEON Systems. "In conjunction with our pioneering support for Event Driven Architectures and extensive experience at the high-end of mission critical application requirements, this acquisition establishes NEON as the only viable alternative to IBM for mainframe integration. No other independent vendor can match our combination of strategic customer deployments, technology and expertise across Web services, real-time events, SQL access or screen logic integration."

        "We are delighted to join forces with NEON Systems, a recognized leader in mainframe integration. The combination of our market-leading Web services technology with NEON's expertise in real-time events and data level access creates a unique opportunity in the market for customers and further positions NEON to become the industry's mainframe integration expert," said William W. Wilson III, President and CEO, ClientSoft, Inc.

TRANSACTION TERMS AND TIMING

        The Asset Purchase transaction closed on December 13, 2004. NEON paid ClientSoft a cash purchase price of $10.5 million and issued to ClientSoft a warrant to acquire up to 1,125,000 shares of NEON common stock at an exercise price of 1.33 times the closing price of NEON common stock on December 13, 2004. NEON also agreed to register the underlying shares of common stock within the next year. NEON acquired substantially all of the assets of ClientSoft, Inc., including its ClientBuilder and ServiceBuilder product lines, customer contracts, maintenance obligations and ClientSoft employees. Among such new employees are: Robert Evelyn, the Chief Operations Officer and SVP of Technology of ClientSoft, who will be added to NEON's executive management as Senior Vice President of Strategy and Solutions; Hugh Raiford, Senior Vice President of Corporate Development, who will become Vice President of Corporate Development of NEON Systems; and Fady Moussallam, Vice President of Engineering at ClientSoft, who will become Vice President of Product Strategy with NEON Systems.

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        Effective upon closing of the transaction, the NEON Board of Directors voted to expand the number of directors on its Board from five to six directors and appointed William W. Wilson III, President and CEO of ClientSoft, to fill the open board seat.

        "We are very pleased to incorporate the ClientSoft executive team into NEON's management and to add Bill to the Board of Directors. We believe they will be strong contributors to NEON's future success," said Cresswell.

ABOUT CLIENTSOFT INC.

Founded in 1987, ClientSoft is the leader in secure, high performance legacy integration solutions for Microsoft.NET, Java and Web services environments. ClientSoft customers include, Allstate, BearingPoint, Blue Cross Blue Shield of South Carolina, Carrefour, Credit du Nord, Do it Best Corp., R.J. Reynolds, Federal Express, GE Capital Bank, Motorola, Sara Lee, The State of California, The Singapore Stock Exchange, Miami-Dade County and Wells Fargo. More information is available at www.clientsoft.com or 888-716-1007.

ABOUT NEON SYSTEMS, INC.

NEON Systems, Inc. (Nasdaq: NEON) is a leading provider of enterprise-class mainframe integration solutions, delivering the only unified mainframe integration platform to support the entire range of requirements for modern Service-Oriented Architectures (SOA) and emerging Event-Driven Architectures (EDA). NEON's Shadow technology is designed to reduce the complexity of mainframe integration allowing large organizations with significant commitment to mainframe systems to streamline incumbent technologies and lower total cost of ownership. NEON's z/Services and z/Events offerings attack the emerging mainframe Web services and real-time mainframe event-driven markets and are unique in their depth and breadth of support for the requirements of such markets. With extensive mainframe integration expertise, NEON is uniquely qualified to solve the complexities of supporting new business initiatives that must integrate with critical mainframe systems. For more information on the future of mainframe integration, see our website at www.neonsys.com or call 800-505-NEON.

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This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are intended to be covered by the safe harbors created thereby and the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of management, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the ability of NEON to retain the customers, partners and employees of ClientSoft, the realization of the perceived benefits and synergies of the acquisition, including cost savings and revenue growth, the ability to integrate the acquired business and ClientSoft's products, the size of the mainframe market, development by competitors of new or competitive products or services, the entry into the market by new competitors, the ability to recruit and retain qualified personnel, the ability to retain customers or attract customers from other businesses, the uncertainties of whether new software products and product strategies will be successful, the sufficiency of NEON Systems' working capital and market and general economic conditions. Please refer to the risk factors described in NEON Systems' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on June 29, 2004 for a detailed description of these risks and others that could cause actual results to differ materially from the forward-looking statements.

The NEON logo, Shadow, and Shadow Direct are registered trademarks, and Shadow z/EnterpriseWeb, Shadow z/Services, Shadow z/Events, and Shadow Studio are trademarks of NEON Systems, Inc. in the USA and in other select countries. All other trademarks, service marks and product or service names are the property of their respective owners.

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  Exhibit 99.1